South Jersey Industries Q4/FY 2016 Business Update February 24, 2017

Forward Looking Statements Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions on an international, national, state and local level; weather conditions in our marketing areas; changes in commodity costs; changes in the availability of natural gas; “non-routine” or “extraordinary” disruptions in our distribution system; regulatory, legislative and court decisions; competition; the availability and cost of capital; costs and effects of legal proceedings and environmental liabilities; the failure of customers or suppliers to fulfill their contractual obligations; and changes in business strategies. These cautionary statements should not be construed by you to be exhaustive. While SJI believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, SJI undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Strategic Focus 3 Grow Economic Earnings Improve Quality of Earnings Strengthen Balance Sheet Maintain Low to Moderate Risk Profile 2016 Achievements • Economic EPS of $1.34 • Reduced ITC by $29.2M • $225M of utility capital investment • 7,163 new utility customers added • Doubled fuel management contribution to FY earnings with 5 contracts active • Positive contribution to earnings from solar operating performance based on $7.3M improvement • Successful equity offering generating $203M in net proceeds What’s next? • $150M of Economic Earnings in 2020 • High quality earnings with zero ITC • Rate case filed 1/27/17 • $1.4B of cap-ex from 2017 through 2020, 93% regulated/utility • 10 fuel management contracts executed, Panda Stonewall coming on-line in 1H 2017 • PennEast final FERC certificate anticipated in July 2017

4 BL England Base Rate Case PennEast Pipeline AIRP • Filed base rate case with the NJBPU January 27, 2017 • Requesting an increase to base rates of $75M • $500M+ of anticipated system investments since last case • Extension and expansion of program to invest $302.5M over 5 years • Nearly doubled current annual investment • Investments will roll in to base rates annually • Received Water Quality Certificate from Pennsylvania DEP • FERC review extension sets target for FERC approval in July 2017 • Completed required public hearings on SJG proposal • Final project vote anticipated on February 24 Regulatory Highlights

73% 20% 7% 56% 1% 43% 5 $1.7B of planned Cap Ex 2016-2020¹ Focused on regulated utility and FERC pipeline growth (1) Capital expenditures shown are inclusive of affiliate investments 2013A-2015A 2016A-2020P % Utility and FERC regulated: 57% % Utility and FERC regulated: 93% $291M $316M $472M $353M $259M 2016A 2017P 2018P 2019P 2020P Regulated Utility FERC regulated Non-Utility SJI Capital Investment

6 $114 $147 $117 $140 $118 $39 $72 $61 $61 $61 $39 $20 $20 $20 $68 $24 $28 $33 $250 $236 $293 $236 2016A 2017P 2018P 2019P 2020P $225 Base Capital  Two rate case filings expected through 2020  ≈ $635M planned capital investment 2016-2020 Other / Liquefaction  Planned spending of ≈$100M for 2016-2020  Liquefaction spend complete BL England  Proposed ≈ $115M pipeline to supply natural gas to the former BL England generating facility Final Pinelands Commission vote expected in Feb. 2017 AIRP (Accelerated Infrastructure Replacement Program)  Earn ROI with annual roll-in to base rates  Approval received in October for 5-year, $302.5M program SHARP (Storm Hardening and Reliability Program)  Earn ROI with annual roll-in to base rates  Planned investments total $105M for 2016-2020, pending a program extension Base capital 51% AIRP 24% SHARP 9% Other 6% Liquefaction 1% BL England 9% 2016A-2020P: $1.2B 2016-2020 Utility Cap-Ex Breakdown $ in millions Utility Capital Investment

7 Financial Position 0.0% 20.0% 40.0% 60.0% 80.0% 2014 2015 2016 Dividend Payout Equity to Cap = 49%  Commitment to a strong balance sheet  SJI & SJG rated BBB+ by S&P  SJG rated A2 by Moody’s Dividend Payout Ratio = 79%  Commitment to secure and growing dividend that reflects significant growth opportunities ahead 36.0% 38.0% 40.0% 42.0% 44.0% 46.0% 48.0% 50.0% 2014 2015 2016 Equity to Capitalization

Q4 2016 Q4 2015 Variance FY 2016 FY 2015 Variance In millions except per share data Gas Utility $22.9 $22.2 $0.7 $69.0 $66.6 $2.4 SJ Energy Group $19.5 $18.3 $1.2 $33.6 $22.0 $11.6 SJ Energy Services $3.9 $9.5 ($5.6) $16.8 $16.2 $0.6 SJI $46.0 $50.9 ($4.9) $119.1 $105.6 $13.5 SJI EPS $0.58 $0.73 ($0.15) $1.56 $1.53 $0.03 8 GAAP Earnings – 2016 v 2015 For the three and twelve months ended December 31

9 *SJI uses the non-GAAP measure of Economic Earnings when discussing results. Economic Earnings eliminates all unrealized gains and losses on commodity derivative transactions and on the ineffective portion of interest rate derivative transactions. It also adjusts for realized gains and losses attributed to hedges on inventory transactions and for the impact of transactions or contractual arrangements where the true economic impact will be realized in a future period. A full explanation and reconciliation of this non-GAAP measure is provided under “Explanation and Reconciliation of Non-GAAP Financial Measures” in the Earnings Release. Economic Earnings –2016 v 2015 Q4 2016 Q4 2015 Variance FY 2016 FY 2015 Variance In millions except per share data Gas Utility $22.9 $22.2 $0.7 $69.0 $66.6 $2.4 SJ Energy Group $7.3 $10.7 ($3.4) $17.7 $16.8 $0.9 SJ Energy Services $3.3 $9.3 ($6.0) $16.5 $14.7 $1.8 SJI $33.2 $43.2 ($10.0) $102.8 $99.0 $3.8 SJI EPS $0.42 $0.62 ($0.20) $1.34 $1.44 ($0.10) For the three and twelve months ended December 31

10 Utility Drivers ¹ Slide depicts changes to period over period net income, it is not intended to be a substitute for financial statements. ² Depreciation expenses associated with accelerated infrastructure investments are reflected within that line item. SOUTH JERSEY GAS (In millions) In millions¹ Q4 FY Performance Notes 2015 Net Income $22.2 $66.6 Customer Growth $0.6 $2.3 1.2% YOY customer growth Accelerated Infrastructure Investments $1.7 $5.3 Full year SHARP benefit; increased AIRP investments and roll-in to base rates Off System Sales $0.0 $0.3 O & M Expenses $0.0 ($1.1) Increased costs for pension/benefits; support for customer facing system improvements Depreciation² ($0.6) ($3.2) Additional assets placed in service, including work management system Other ($1.0) ($1.2) Miscellaneous smaller variances 2016 Net Income $22.9 $69.0

11 Non-Utility Drivers ¹ Slide depicts changes to period over period net income, it is not intended to be a substitute for financial statements. SJ ENERGY GROUP In millions¹ Q4 FY Performance Notes 2015 Economic Earnings $10.7 $16.8 Retail Gas & Electric $0.1 ($0.4) Wholesale – Asset Optimization ($4.0) $0.6 Greater opportunity to optimize around storage in Q4 2015 that did not exist in 2016 Wholesale – Fuel Management $0.5 $2.1 Two new contracts commenced mid-year Wholesale – Other $0.0 ($1.4) Prior year performance included proceeds from sale of working interest in shale acreage 2016 Economic Earnings $7.3 $17.7

12 Non-Utility Drivers ¹ Slide depicts changes to period over period net income, it is not intended to be a substitute for financial statements. In millions¹ Q4 FY Performance Notes 2015 Economic Earnings $9.3 $14.7 CHP $0.9 ($1.1) Fewer assets post-Energenic transaction Renewable $1.8 $9.2 Improved performance from remaining assets, including production of 224K solar RECs Other $0.0 $0.2 ITC ($15.2) ($29.2) Planned strategic reduction of solar development Energenic / DCO Asset Sale $1.7 $1.7 ACR related recovery/ write down $4.8 $21.0 2016 Economic Earnings $3.3 $16.5 SJ ENERGY SERVICES

13 Appendix

14 Utility Customer Growth 12 Months Ending December 31, 2016 Margin Growth from Customer Additions $2.3M Conversions 4,631 New Construction 2,532 Total Gross Customer Additions 7,163 Net Customer Additions 4,525 Year Over Year Net Growth Rate 1.2%

PennEast Pipeline Project

- $200M investment with FERC level returns projected
- 20% equity owner in $1.0B+, 1 BCF, 118-mile interstate pipeline from Marcellus region of PA into NJ
- Fully subscribed with 80% of capacity under 15-year agreements with utility/energy affiliates of project sponsors


PennEast Pipeline
Tennessee
Compressor A
Transco
UGI Utilities
PennEast Pipeline
Compressor B
UGI Utilities
Texas Eastern
Columbia
Compressor C
Lambertville
Transco Trenton-Woodbury
Millennium
Algonquin
Sullivan
Ulster
Orange
Wayne
Pike
Sussex
Monroe
Warren
Lycoming
Montour
Columbia
Northumberland
Schuylkill
Dauphin
York
Lancaster
Burlington
Ocean

Application submitted 9/24/15 → **FERC draft EIS issued 7/22/16** → **Final EIS expected April 2017** → **Targeted in-service date 2H 2018**

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16 Counterparty Location Capacity (MW) Volume (Dth/day) Start Date Term NextEra/Starwood Marcus Hook, PA 750 80,000 In service 2016 - evergreen LS Power West Deptford, NJ 738 36,000 In service 15 Years LS Power II West Deptford, NJ 400 31,000 In service 15 Years Moxie - Liberty Bradford Co, PA 825 137,655 In service June 2016 5 Years Moxie - Patriot Lycoming Co, PA 825 137,655 In service June 2016 4 Years Panda - Stonewall Leesburg, VA 750 110,000 2017 4 Years Moxie - Freedom Luzerne, PA 1,029 157,000 2018 10 Years Lordstown Trumbell, OH 1,029 160,000 2018 5 Years Invenergy - Lackawanna Jessup, PA 1,045 210,000 2018 10 Years To Be Announced TBA 990 121,000 TBA 4 Years Fuel Supply Management

17 Solar SREC Generation Number of SRECs MW DC - 50,000 100,000 150,000 200,000 250,000 0 50 100 150 200 250 2012 2013 2014 2015 2016 SRECs generated MWs Installed